Exhibit 99.2

FINANCIAL SUPPLEMENT
THIRD QUARTER 2017

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” or “continue” or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Factors that could cause our actual results to differ materially from those projected, forecasted, or estimated by us in forward-looking statements, include, but are not limited to:

▪	difficult conditions in global capital markets and the economy;

▪	deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and fluctuations in interest rates;

▪	ratings downgrades could affect investment values and, therefore, statutory surplus;

▪	the adequacy of our loss reserves and loss expense reserves;

▪
the frequency and severity of natural and man-made catastrophic events, including, but not limited to, hurricanes, tornadoes, windstorms, earthquakes, hail, terrorism, explosions, severe winter weather, floods, and fires;

▪	adverse market, governmental, regulatory, legal, or judicial conditions or actions;

▪	the concentration of our business in the Eastern Region;

▪	the cost and availability of reinsurance;

▪	our ability to collect on reinsurance and the solvency of our reinsurers;

▪	uncertainties related to insurance premium rate increases and business retention;

▪	changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;

▪	recent federal financial regulatory reform provisions that could pose certain risks to our operations;

▪	our ability to maintain favorable ratings from rating agencies, including A.M. Best, Standard & Poor’s, Moody’s, and Fitch;

▪	our entry into new markets and businesses; and

▪
other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and other periodic reports.

These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Selective’s SEC filings can be accessed through the Investors page of Selective’s website, www.Selective.com, or through the SEC’s EDGAR Database at www.sec.gov (Selective EDGAR CIK No. 0000230557).

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2017		2017	2017	2016	2016	2017	2016

For Period Ended
Gross premiums written	$715.4		712.9	689.5	602.3	677.5	2,117.8	2,003.7
Net premiums written	604.3		613.8	598.7	515.0	578.8	1,816.8	1,722.3
Change in net premiums written, from comparable prior year period	4%		6	6	9	6	5	8

Underwriting income, before-tax	$32.4		30.3	49.2	35.2	32.0	112.0	116.8
Net investment income earned, before-tax	40.4		41.4	37.4	35.4	33.4	119.3	95.3
Net realized investment gains (losses), before-tax	6.8		1.7	(1.0)	(7.7)	3.7	7.5	2.7

Net income	$46.7		41.4	50.4	39.4	38.5	138.6	119.1
Operating income*	42.3		40.3	51.1	44.4	36.1	133.7	117.3

At Period End
Total assets	7,812.1		7,528.2	7,404.1	7,355.8	7,363.2	7,812.1	7,363.2
Total invested assets	5,710.8		5,503.0	5,460.8	5,364.9	5,368.4	5,710.8	5,368.4
Stockholders' equity	1,699.4		1,652.6	1,592.6	1,531.4	1,574.9	1,699.4	1,574.9
Shares outstanding	58.4		58.4	58.2	58.0	57.9	58.4	57.9

Per Share and Share Data
Net income per diluted share	$0.79		0.70	0.85	0.67	0.66	2.34	2.03
Operating income per diluted share*	0.72		0.68	0.86	0.75	0.62	2.26	2.00

Weighted average diluted shares outstanding	59.3		59.2	59.1	58.9	58.7	59.2	58.6

Book value per share	$29.10		28.32	27.34	26.42	27.22	29.10	27.22

Dividends paid per share	0.16		0.16	0.16	0.16	0.15	0.48	0.45

Financial Ratios
Loss and loss expense ratio	60.2%		60.2	56.6	58.4	58.3	59.0	57.1
Underwriting expense ratio	33.9		34.2	34.6	35.2	35.7	34.2	35.4
Dividends to policyholders ratio	0.2		0.3	—	—	0.1	0.2	0.2
GAAP combined ratio	94.3%		94.7	91.2	93.6	94.1	93.4	92.7

Annualized ROE	11.2		10.2	12.9	10.1	9.8	11.4	10.7

Annualized operating ROE*	10.1		9.9	13.1	11.4	9.2	11.0	10.5

Debt to total capitalization	20.5		21.0	21.6	22.3	21.2	20.5	21.2

Net premiums written to policyholders' surplus	1.4	x	1.4x	1.4x	1.4x	1.4x	1.4x	1.4x

Invested assets per dollar of stockholders' equity	$3.36		3.33	3.43	3.50	3.41	3.36	3.41

* Non-GAAP measure. Refer to Page 13 for definition.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2017	2017	2017	2016	2016	2017	2016

Revenues
Net premiums earned	$572.1	568.0	560.9	552.8	542.4	1,700.9	1,596.8
Net investment income earned	40.4	41.4	37.4	35.4	33.4	119.3	95.3
Net realized investment gains (losses)	6.9	3.0	2.4	(3.7)	4.0	12.3	7.2
Other-than-temporary impairments	(0.1)	(1.2)	(3.5)	(4.0)	(0.3)	(4.8)	(4.5)
Other income	2.0	3.3	3.2	1.9	2.2	8.5	7.0
Total revenues	621.3	614.5	600.5	582.4	581.7	1,836.2	1,701.9

Expenses
Losses and loss expenses incurred	344.6	341.6	317.5	322.9	316.3	1,003.6	911.9
Policy acquisition costs	194.6	196.8	196.2	196.0	193.8	587.7	567.8
Interest expense	6.1	6.1	6.1	5.8	5.7	18.3	16.9
Other expenses	8.7	11.1	13.1	7.3	10.4	32.9	35.7
Total expenses	554.0	555.6	532.9	532.0	526.2	1,642.4	1,532.3

Income before federal income taxes	67.3	58.9	67.6	50.3	55.4	193.8	169.6
Federal income tax expense	20.6	17.5	17.1	11.0	16.9	55.2	50.5

Net Income	$46.7	41.4	50.4	39.4	38.5	138.6	119.1

Exclude: Net realized investment (gains) losses, after tax	(4.4)	(1.1)	0.7	5.0	(2.4)	(4.9)	(1.8)

Operating income*	$42.3	40.3	51.1	44.4	36.1	133.7	117.3

Weighted average shares outstanding (diluted)	59.3	59.2	59.1	58.9	58.7	59.2	58.6

Net income per share (diluted)	$0.79	0.70	0.85	0.67	0.66	2.34	2.03

Operating income per share (diluted)*	$0.72	0.68	0.86	0.75	0.62	2.26	2.00

* Non-GAAP measure. Refer to Page 13 for definition.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
($ in millions, except per share data)	2017	2017	2017	2016	2016

ASSETS
Investments
Fixed income securities, held-to-maturity, at carrying value	$65.0	72.5	84.8	101.6	130.5
Fixed income securities, available-for-sale, at fair value	5,133.4	5,018.7	4,867.0	4,792.5	4,832.5
Equity securities, available-for-sale, at fair value	175.3	161.7	154.9	146.8	147.3
Short-term investments	216.3	133.7	247.2	221.7	169.6
Other investments	120.8	116.4	106.8	102.4	88.5
Total investments	5,710.8	5,503.0	5,460.8	5,364.9	5,368.4
Cash	0.7	8.6	0.5	0.5	1.5
Interest and dividends due or accrued	40.8	40.2	40.2	40.2	39.9
Premiums receivable, net of allowance	769.8	764.3	707.7	681.6	711.6
Reinsurance recoverable, net of allowance	661.2	601.9	580.4	621.5	640.0
Prepaid reinsurance premiums	161.4	151.9	145.4	146.3	152.0
Current federal income tax	—	—	—	2.5	—
Deferred federal income tax	52.9	60.4	72.2	84.8	41.7
Property and equipment, net of accumulated depreciation and amortization	66.3	66.3	68.5	69.6	69.8
Deferred policy acquisition costs	242.2	234.9	227.6	222.6	235.9
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	98.2	88.8	92.9	113.5	94.6
Total assets	$7,812.1	7,528.2	7,404.1	7,355.8	7,363.2

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for losses and loss expenses	$3,835.8	3,731.2	3,679.5	3,691.7	3,686.6
Unearned premiums	1,393.8	1,352.1	1,299.8	1,262.8	1,306.3
Short-term debt	—	—	—	—	45.0
Long-term debt	439.0	438.9	438.8	438.7	378.6
Current federal income tax	6.7	2.1	11.6	—	6.5
Accrued salaries and benefits	113.1	103.2	96.3	132.9	103.6
Other liabilities	324.3	248.2	285.6	298.4	261.8
Total liabilities	$6,112.8	5,875.6	5,811.5	5,824.5	5,788.3

Stockholder's Equity
Preferred stock of $0 par value per share	$—	—	—	—	—
Common stock of $2 par value per share	204.4	204.3	204.1	203.2	203.0
Additional paid-in capital	362.7	360.0	354.2	347.3	342.8
Retained earnings	1,679.0	1,641.8	1,609.9	1,568.9	1,538.9
Accumulated other comprehensive income (loss)	31.3	24.5	2.1	(16.0)	62.2
Treasury stock, at cost	(578.1)	(578.0)	(577.7)	(572.1)	(572.1)
Total stockholders' equity	$1,699.4	1,652.6	1,592.6	1,531.4	1,574.9
Commitments and contingencies

Total liabilities and stockholders' equity	$7,812.1	7,528.2	7,404.1	7,355.8	7,363.2

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2017	2017	2017	2016	2016	2017	2016

Book value per share
Stockholders' equity	$1,699.4	1,652.6	1,592.6	1,531.4	1,574.9	1,699.4	1,574.9
Common shares issued and outstanding, at period end	58.4	58.4	58.2	58.0	57.9	58.4	57.9
Book value per share	$29.10	28.32	27.34	26.42	27.22	29.10	27.22
Book value per share excluding unrealized gain on fixed income securities	27.92	27.25	26.65	25.98	25.53	27.92	25.53

Financial results (after-tax)
Underwriting income	21.1	19.7	32.0	22.9	20.8	72.8	75.9
Net investment income	29.6	30.3	27.5	26.4	24.9	87.3	72.0
Interest expense	(4.0)	(4.0)	(4.0)	(3.8)	(3.7)	(11.9)	(11.0)
Other expense	(4.4)	(5.8)	(4.4)	(1.1)	(5.9)	(14.5)	(19.5)
Net realized gains (losses)	4.4	1.1	(0.7)	(5.0)	2.4	4.9	1.8
Total after-tax net income	46.7	41.4	50.4	39.4	38.5	138.6	119.1

Return on average equity
Insurance segments	5.0%	4.9	8.2	5.9	5.3	6.0	6.8
Net investment income	7.1	7.5	7.0	6.8	6.4	7.2	6.5
Interest expense	(0.9)	(1.0)	(1.0)	(1.0)	(0.9)	(1.0)	(1.0)
Other expense	(1.1)	(1.5)	(1.1)	(0.3)	(1.6)	(1.2)	(1.8)
Net realized gains (losses), net of tax at 35%	1.1	0.3	(0.2)	(1.3)	0.6	0.4	0.2
Annualized ROE	11.2	10.2	12.9	10.1	9.8	11.4	10.7
Exclude: Net realized (gains) losses, net of tax at 35%	(1.1)	(0.3)	0.2	1.3	(0.6)	(0.4)	(0.2)
Annualized Operating ROE*	10.1%	9.9	13.1	11.4	9.2	11.0	10.5

Debt and total capitalization
Notes payable:
1.61% Borrowings from FHLBNY	$25.0	25.0	25.0	25.0	25.0	25.0	25.0
1.56% Borrowings from FHLBNY	25.0	25.0	25.0	25.0	25.0	25.0	25.0
3.03% Borrowings from FHLBI	60.0	60.0	60.0	60.0	—	60.0	—
1.25% Borrowings from FHLBI	—	—	—	—	45.0	—	45.0
7.25% Senior Notes	49.7	49.7	49.7	49.6	49.6	49.7	49.6
6.70% Senior Notes	99.0	99.0	99.0	99.0	98.9	99.0	98.9
5.875% Senior Notes	180.3	180.2	180.2	180.1	180.0	180.3	180.0
Total debt	439.0	438.9	438.8	438.7	423.6	439.0	423.6
Stockholders' equity	1,699.4	1,652.6	1,592.6	1,531.4	1,574.9	1,699.4	1,574.9
Total capitalization	$2,138.4	2,091.5	2,031.4	1,970.1	1,998.5	2,138.4	1,998.5
Ratio of debt to total capitalization	20.5%	21.0	21.6	22.3	21.2	20.5	21.2

Policyholders' surplus	$1,684.4	1,653.2	1,622.3	1,583.8	1,551.2	1,684.4	1,551.2

* Non-GAAP measure. Refer to Page 13 for definition.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2017		2017	2017	2016	2016	2017	2016

Underwriting results
Net premiums written	$604.3		613.8	598.7	515.0	578.8	1,816.8	1,722.3
Change in net premiums written, from comparable prior year period	4%		6	6	9	6	5	8

Net premiums earned	$572.1		568.0	560.9	552.8	542.4	1,700.9	1,596.8
Losses and loss expenses incurred	344.6		341.6	317.5	322.9	316.3	1,003.6	911.9
Net underwriting expenses incurred	194.0		194.2	194.3	194.8	193.6	582.5	564.4
Dividends to policyholders	1.0		1.9	(0.1)	(0.2)	0.5	2.9	3.8
GAAP underwriting gain	$32.4		30.3	49.2	35.2	32.0	112.0	116.8

Catastrophe losses	$23.7		29.3	12.2	26.6	10.4	65.3	33.2
(Favorable) prior years' casualty reserve development	(9.9)		(14.3)	(14.4)	(23.0)	(19.0)	(38.6)	(46.0)

Underwriting ratios
Loss and loss expense ratio	60.2%		60.2	56.6	58.4	58.3	59.0	57.1
Underwriting expense ratio	33.9		34.2	34.6	35.2	35.7	34.2	35.4
Dividends to policyholders ratio	0.2		0.3	—	—	0.1	0.2	0.2
Combined ratio	94.3%		94.7	91.2	93.6	94.1	93.4	92.7

Catastrophe losses	4.1	pts	5.2	2.2	4.8	1.9	3.8	2.1
(Favorable) prior years' casualty reserve development	(1.7)	pts	(2.5)	(2.6)	(4.2)	(3.5)	(2.3)	(2.9)
Combined ratio before catastrophe losses	90.2%		89.5	89.0	88.8	92.2	89.6	90.6

Combined ratio before catastrophe losses and prior years' development	91.9		92.0	91.6	93.0	95.7	91.9	93.5

Other Statistics
Non-catastrophe property losses	$71.8		73.3	71.4	70.0	78.5	216.5	209.2
Non-catastrophe property losses	12.6	pts	12.9	12.7	12.7	14.5	12.7	13.1
Direct new business	$131.1		136.1	124.7	123.8	125.4	391.9	373.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2017		2017	2017	2016	2016	2017	2016

Underwriting results
Net premiums written	$472.1		478.9	483.5	392.2	449.5	1,434.5	1,353.6
Change in net premiums written, from comparable prior year period	5%		7	6	10	9	6	9

Net premiums earned	$445.3		443.6	438.4	429.7	421.6	1,327.3	1,235.8
Losses and loss expenses incurred	254.9		252.9	241.6	230.3	238.2	749.3	683.2
Net underwriting expenses incurred	154.0		154.0	154.4	154.4	152.7	462.4	447.5
Dividends to policyholders	1.0		1.9	(0.1)	(0.2)	0.5	2.9	3.8
GAAP underwriting gain	$35.3		34.8	42.5	45.2	30.1	112.6	101.2

Catastrophe losses	$14.3		17.0	6.9	13.6	6.2	38.1	21.5
(Favorable) prior years' casualty reserve development	(19.9)		(17.3)	(16.4)	(28.5)	(19.0)	(53.6)	(49.0)

Underwriting ratios
Loss and loss expense ratio	57.3%		57.1	55.1	53.6	56.5	56.5	55.3
Underwriting expense ratio	34.6		34.7	35.2	35.9	36.3	34.8	36.2
Dividends to policyholders ratio	0.2		0.4	—	—	0.1	0.2	0.3
Combined ratio	92.1%		92.2	90.3	89.5	92.9	91.5	91.8

Catastrophe losses	3.2	pts	3.8	1.6	3.2	1.5	2.9	1.7
(Favorable) prior years' casualty reserve development	(4.5)	pts	(3.9)	(3.7)	(6.6)	(4.5)	(4.0)	(4.0)
Combined ratio before catastrophe losses	88.9%		88.4	88.7	86.3	91.4	88.6	90.1

Combined ratio before catastrophe losses and prior years' development	93.4		92.3	92.4	92.9	95.9	92.6	94.1

Other Statistics
Non-catastrophe property losses	$49.1		48.2	49.8	45.6	51.6	147.0	136.8
Non-catastrophe property losses	11.0	pts	10.9	11.4	10.6	12.2	11.1	11.1
Direct new business	$96.9		98.0	89.5	85.2	89.2	284.4	272.4
Renewal pure price increases	2.7%		3.1	3.0	2.7	2.5	2.9	2.6
Retention	85%		83	85	84	84	84	83

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2017		2017	2017	2016	2016	2017	2016

Underwriting results
Net premiums written	$81.2		78.1	64.7	68.1	76.2	224.0	213.8
Change in net premiums written, from comparable prior year period	7%		3	4	3	(1)	5	(2)

Net premiums earned	$72.6		71.7	71.2	70.9	68.7	215.5	209.7
Losses and loss expenses incurred	42.1		54.7	44.3	54.3	41.6	141.1	123.5
Net underwriting expenses incurred	22.3		22.7	21.8	23.2	22.8	66.8	67.2
GAAP underwriting gain (loss)	$8.2		(5.8)	5.1	(6.6)	4.3	7.5	19.0

Catastrophe losses	$2.2		9.4	3.9	11.4	2.5	15.4	6.8
Unfavorable prior years' casualty reserve development	—		3.0	2.0	2.5	—	5.0	—

Underwriting ratios
Loss and loss expense ratio	58.0%		76.3	62.2	76.5	60.5	65.5	58.9
Underwriting expense ratio	30.7		31.7	30.6	32.8	33.3	31.0	32.0
Combined ratio	88.7%		108.0	92.8	109.3	93.8	96.5	90.9

Catastrophe losses	3.0	pts	13.0	5.5	16.0	3.6	7.2	3.2
Unfavorable prior years' casualty reserve development	—	pts	4.2	2.8	3.5	—	2.3	—
Combined ratio before catastrophe losses	85.7%		95.0	87.3	93.3	90.2	89.3	87.7

Combined ratio before catastrophe losses and prior years' development	85.7		90.8	84.5	89.8	90.2	87.0	87.7

Other Statistics
Non-catastrophe property losses	$19.1		20.0	16.3	17.6	18.9	55.4	53.6
Non-catastrophe property losses	26.3	pts	27.9	22.9	24.8	27.6	25.7	25.6
Direct new business	$13.6		13.2	11.4	10.7	12.0	38.2	29.0
Renewal pure price increases	3.1%		2.6	2.7	4.1	4.7	2.8	5.0
Retention	84%		84	84	84	83	84	82

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2017		2017	2017	2016	2016	2017	2016

Underwriting results
Net premiums written	$51.0		56.8	50.5	54.8	53.0	158.3	154.9
Change in net premiums written, from comparable prior year period	(4)%		6	4	6	(2)	2	13

Net premiums earned	$54.2		52.8	51.2	52.1	52.2	158.2	151.3
Losses and loss expenses incurred	47.6		34.0	31.6	38.3	36.5	113.2	105.2
Net underwriting expenses incurred	17.7		17.5	18.1	17.3	18.1	53.2	49.6
GAAP underwriting (loss) gain	$(11.1)		1.3	1.6	(3.5)	(2.4)	(8.2)	(3.5)

Catastrophe losses	$7.3		3.0	1.4	1.6	1.7	11.7	4.9
Unfavorable prior years' casualty reserve development	10.0		—	—	3.0	—	10.0	3.0

Underwriting ratios
Loss and loss expense ratio	87.8%		64.4	61.7	73.5	69.9	71.6	69.5
Underwriting expense ratio	32.6		33.1	35.2	33.1	34.6	33.6	32.8
Combined ratio	120.4%		97.5	96.9	106.6	104.5	105.2	102.3

Catastrophe losses	13.5	pts	5.7	2.7	3.1	3.3	7.4	3.2
Unfavorable prior years' casualty reserve development	18.4	pts	—	—	5.8	—	6.3	2.0
Combined ratio before catastrophe losses	106.9%		91.8	94.2	103.5	101.2	97.8	99.1

Combined ratio before catastrophe losses and prior years' development	88.5		91.8	94.2	97.7	101.2	91.5	97.1

Other Statistics
Non-catastrophe property losses	$3.7		5.1	5.3	6.8	7.9	14.1	18.8
Non-catastrophe property losses	6.8	pts	9.7	10.3	13.0	15.2	8.9	12.4
Direct new business	$20.6		24.9	23.8	27.9	24.2	69.3	72.1
Overall new/renewal price increases	3.2%		3.7	7.1	4.6	5.8	5.5	4.8

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2017	2017	2017	2016	2016	2017	2016

Net investment income
Fixed income securities
Taxable	$29.1	28.4	27.5	23.9	22.5	84.9	64.7
Tax-exempt	9.8	9.3	9.4	9.6	10.0	28.5	31.2
Total fixed income securities	38.9	37.7	36.9	33.5	32.5	113.4	95.9
Equity securities	1.6	1.4	1.5	1.4	1.5	4.5	5.9
Other investments	2.7	5.2	1.6	3.0	1.6	9.5	—
Short-term investments	0.4	0.4	0.3	0.2	0.2	1.0	0.5
Investment income	43.5	44.7	40.2	38.1	35.8	128.4	102.2
Investment expenses	(3.1)	(3.3)	(2.8)	(2.6)	(2.4)	(9.1)	(6.9)
Investment tax expense	(10.9)	(11.1)	(10.0)	(9.0)	(8.5)	(32.0)	(23.3)
Total net investment income, after-tax	$29.6	30.3	27.5	26.4	24.9	87.3	72.0

Net realized capital gains (losses)
Fixed income securities	$2.0	2.6	2.0	(6.8)	2.2	6.6	3.1
Equity securities	4.9	0.3	—	3.1	1.9	5.2	4.1
Short-term investments	—	—	—	—	—	—	—
Other investments	—	—	0.5	—	—	0.5	—
Gross gains (losses)	6.9	3.0	2.4	(3.7)	4.0	12.3	7.2
Other-than-temporary impairment losses	(0.1)	(1.2)	(3.5)	(4.0)	(0.3)	(4.8)	(4.5)
Total net realized capital gains (losses), before-tax	$6.8	1.7	(1.0)	(7.7)	3.7	7.5	2.7

Change in unrealized gains (losses), before-tax	$10.0	34.0	27.2	(110.0)	(16.7)	71.2	105.6

Average investment yields
Fixed income securities, before-tax	3.0%	3.0	3.0	2.7	2.6	3.0	2.7
Fixed income securities, after-tax	2.2	2.2	2.2	2.0	2.0	2.2	2.0

Total portfolio, before-tax	2.9%	3.0	2.8	2.6	2.5	2.9	2.4
Total portfolio, after-tax	2.1	2.2	2.0	2.0	1.9	2.1	1.8

Effective tax rate on net investment income	26.8%	26.9	26.6	25.5	25.4	26.8	24.5
New money purchase rates for fixed income securities, before-tax	3.2	3.0	3.1	3.0	2.9	3.1	2.9
New money purchase rates for fixed income securities, after-tax	2.3	2.2	2.1	2.1	2.0	2.2	2.1
Effective duration of fixed income portfolio including short term (in years)	3.6	3.7	3.6	3.8	3.7	3.6	3.7

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Sept. 30,		June 30,		Mar. 31,		Dec. 31,		Sept. 30,
	2017		2017		2017		2016		2016
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed income securities, at fair value	$5,201.1	91.0%	5,094.3	92.5	4,955.4	90.7	4,897.8	91.2	4,968.6	92.5
Equity securities, at fair value	175.3	3.1	161.7	2.9	154.9	2.8	146.8	2.7	147.3	2.7
Other investments	120.8	2.1	116.4	2.1	106.8	2.0	102.4	1.9	88.5	1.6
Short-term investments	216.3	3.8	133.7	2.4	247.2	4.5	221.7	4.1	169.6	3.2
Total investments	$5,713.6	100.0%	5,506.1	100.0	5,464.3	100.0	5,368.6	100.0	5,374.0	100.0

Fixed income portfolio, at carry value
U.S. government obligations	$59.6	1.1%	68.0	1.3	88.3	1.8	77.3	1.6	89.9	1.8
Foreign government obligations	18.8	0.4	18.7	0.4	32.6	0.7	26.9	0.5	9.5	0.2
Obligations of state and political subdivisions	1,526.6	29.4	1,458.7	28.7	1,349.9	27.3	1,457.4	29.8	1,551.5	31.3
Corporate securities	1,812.1	34.9	1,840.1	36.1	1,850.2	37.4	2,020.3	41.3	2,219.7	44.7
Collateralized loan obligations and other asset-backed securities	754.0	14.5	702.5	13.8	678.4	13.7	529.0	10.8	284.5	5.7
Residential mortgage-backed securities	719.2	13.8	724.0	14.2	688.6	13.9	525.2	10.7	538.9	10.9
Commercial mortgage-backed securities	308.1	5.9	279.2	5.5	263.8	5.3	258.0	5.3	269.1	5.4
Total fixed income securities	$5,198.4	100.0%	5,091.2	100.0	4,951.8	100.0	4,894.1	100.0	4,963.0	100.0

Weighted average credit quality
Investment grade credit quality	$5,047.1	97.0%	4,944.2	97.1	4,807.3	97.0	4,747.7	96.9	4,805.6	96.7
Non-investment grade credit quality	154.0	3.0	150.1	2.9	148.1	3.0	150.0	3.1	163.1	3.3
Total fixed income securities, at fair value	$5,201.1	100.0%	5,094.3	100.0	4,955.4	100.0	4,897.8	100.0	4,968.6	100.0

Weighted average credit quality of fixed income portfolio	AA-		AA-		AA-		AA-		AA-

Expected maturities of fixed income securities at carry value
Due in one year or less	$364.9	7.0%	341.0	6.7	371.4	7.5	429.6	8.8	550.3	11.1
Due after one year through five years	2,178.3	41.9	2,124.7	41.7	2,026.9	40.9	2,179.1	44.5	2,466.0	49.7
Due after five years through 10 years	2,386.0	45.9	2,388.0	46.9	2,302.5	46.5	2,099.2	42.9	1,831.6	36.9
Due after 10 years	269.3	5.2	237.6	4.7	251.0	5.1	186.2	3.8	115.1	2.3
Total fixed income securities	$5,198.4	100.0%	5,091.2	100.0	4,951.8	100.0	4,894.1	100.0	4,963.0	100.0

Alternative investments	September 30, 2017
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	24	$191.3	81.5	47.7
Private credit	12	126.0	53.6	33.3
Real assets	9	101.0	31.5	21.6
Total	45	$418.3	166.6	102.6

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

COMBINED INSURANCE COMPANY SUBSIDIARIES
STATUTORY RESULTS BY LINE OF BUSINESS
Quarter Ended September 30, 2017
(Unaudited)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2017	2016	Gain/(Loss)
Standard Personal Lines:

Homeowners	$36,363	0.6%	$32,215	0.6%	38.5	8.5	33.3	—	80.3	86.4	$4,966
Auto	43,154	13.2	38,612	10.7	62.3	10.5	32.0	—	104.8	110.3	(3,312)
Other (including flood)	1,678	(15.2)	1,774	(1.2)	50.8	(113.3)	(172.0)	—	(234.5)	(165.3)	5,771
Total	$81,195	6.5	$72,601	5.7	51.4	6.6	28.4	—	86.4	92.0	$7,425

Standard Commercial Lines:

Commercial property	$84,664	2.4	$78,151	5.5	46.9	5.1	37.0	0.1	89.1	85.2	$6,076
Workers compensation	80,252	(1.7)	77,580	(1.3)	41.3	10.5	28.2	1.3	81.3	80.2	13,736
General liability	147,858	4.5	141,059	5.3	35.0	13.2	34.9	—	83.1	84.7	21,475
Auto	121,749	12.1	111,711	11.0	72.9	8.7	31.5	—	113.1	114.5	(17,744)
Businessowners' policies	24,602	2.6	25,019	2.3	45.9	11.1	38.1	—	95.1	106.8	1,374
Bonds	8,488	26.2	7,420	28.0	11.3	6.0	56.0	—	73.3	75.0	1,385
Other	4,438	3.6	4,310	5.4	0.3	0.3	59.2	—	59.8	60.6	1,657
Total	$472,051	5.0	$445,250	5.6	47.6	9.8	34.1	0.2	91.7	92.0	$27,959

E&S	$51,031	(3.7)	$54,204	3.9	71.1	16.7	32.3	—	120.1	101.4	$(9,883)

Total Insurance Operations	$604,277	4.4	$572,055	5.5	50.2	10.1	33.2	0.2	93.7	92.9	$25,501

Note: Amounts may not foot due to rounding.

		2017	2016
	Losses Paid	$249,478	226,037
	LAE Paid	48,905	48,335
	Total Paid	$298,383	274,372

Selective Insurance Group, Inc. & Consolidated Subsidiaries

COMBINED INSURANCE COMPANY SUBSIDIARIES
STATUTORY RESULTS BY LINE OF BUSINESS
Year-to-Date Ended September 30, 2017
(Unaudited)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2017	2016	Gain/(Loss)
Standard Personal Lines:

Homeowners	$97,993	(0.7)%	$97,382	(1.0)%	47.7	8.7	35.2	—	91.6	85.4	$7,967
Auto	120,945	9.9	113,225	6.3	65.2	10.7	32.8	—	108.7	106.4	(12,426)
Other (including flood)	5,060	1.6	4,867	0.3	63.9	(59.4)	(149.1)	—	(144.6)	(146.2)	12,196
Total	$223,998	4.8	$215,474	2.7	57.3	8.2	29.7	—	95.2	90.7	$7,737

Standard Commercial lines:

Commercial property	$247,138	4.0	$232,594	6.8	49.5	5.3	37.4	(0.1)	92.1	85.0	$12,823
Workers compensation	253,446	0.6	236,366	2.8	43.1	13.5	27.0	1.5	85.1	82.8	30,726
General liability	461,716	6.9	422,546	8.0	32.2	11.8	34.2	—	78.2	83.9	78,533
Auto	358,198	10.0	327,156	10.9	69.5	10.1	31.5	(0.1)	111.0	108.9	(45,771)
Businessowners' policies	75,923	2.5	74,853	2.5	41.6	11.2	37.8	—	90.6	94.7	6,657
Bonds	24,642	26.4	20,904	23.5	1.6	6.2	53.8	—	61.6	76.8	6,024
Other	13,453	4.8	12,839	8.2	(0.1)	0.2	56.9	—	57.0	56.9	5,168
Total	$1,434,516	6.0	$1,327,258	7.4	46.2	10.3	33.5	0.2	90.2	90.1	$94,160

E&S	$158,281	2.2	$158,207	4.5	56.3	15.3	33.0	—	104.6	100.9	$(7,285)

Total Insurance Operations	$1,816,795	5.5	$1,700,939	6.5	48.5	10.5	33.0	0.2	92.2	91.2	$94,612

Note: Amounts may not foot due to rounding.

		2017	2016
	Losses Paid	$744,964	678,430
	LAE Paid	151,837	145,504
	Total Paid	$896,801	823,934

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME TO OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions, except per share data)	2017	2017	2017	2016	2016	2017	2016

Reconciliation of net income to operating income
Net income	$46.7	41.4	50.4	39.4	38.5	138.6	119.1
Exclude: Net realized (gains) losses	(6.8)	(1.7)	1.0	7.7	(3.7)	(7.5)	(2.7)
Exclude: Tax on net realized gains (losses)	2.4	0.6	(0.4)	(2.7)	1.3	2.6	0.9
Operating income	$42.3	40.3	51.1	44.4	36.1	133.7	117.3

Reconciliation of net income per diluted share to operating income per diluted share
Net income per diluted share	$0.79	0.70	0.85	0.67	0.66	2.34	2.03
Exclude: Net realized (gains) losses	(0.11)	(0.03)	0.02	0.13	(0.06)	(0.13)	(0.05)
Exclude: Tax on net realized gains (losses)	0.04	0.01	(0.01)	(0.05)	0.02	0.05	0.02
Operating income per diluted share	$0.72	0.68	0.86	0.75	0.62	2.26	2.00

Reconciliation of annualized ROE to annualized operating ROE
Annualized ROE	11.2%	10.2	12.9	10.1	9.8	11.4	10.7
Exclude: Net realized (gains) losses	(1.6)	(0.4)	0.3	2.0	(0.9)	(0.6)	(0.2)
Exclude: Tax on net realized gains (losses)	0.5	0.1	(0.1)	(0.7)	0.3	0.2	—
Annualized operating ROE	10.1%	9.9	13.1	11.4	9.2	11.0	10.5

Operating income, operating earnings per share, and operating return on equity differ from net income, earnings per share, and return on equity, respectively, by the exclusion of after-tax net realized gains and losses on investments and the results of discontinued operations, if any. They are used as important financial measures by management, analysts, and investors, because the realization of net investment gains and losses in any given period is largely discretionary as to timing. In addition, these net realized investment gains and losses, as well as other-than-temporary investment impairments that are charged to earnings and the results of discontinued operations, could distort the analysis of trends. These operating measurements are not intended as a substitute for net income, earnings per share, or return on equity prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income, earnings per share, and return on equity to operating income, operating earnings per share, and operating return on equity, respectively, are provided in the tables above. Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners Accounting Practices and Procedures Manual and, therefore, is not reconciled to GAAP.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of September 30, 2017
40 Wantage Avenue		A.M. Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A	A	A2	A+

Corporate Website:	Long-Term Debt Credit Rating:	bbb+	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Rohan Pai	Wells Fargo Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1364	866-877-6351
Rohan.Pai@Selective.com

Media Contact:
Jamie M. Beal
Assistant Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com